SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2004

KOS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	000-22171	65-0670898

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1001 BRICKELL BAY DRIVE
25th FLOOR
MIAMI, FLORIDA 33131
(Address of principal executive offices)

305-577-3464
(Registrant’s telephone number, including area code)

Item 5. Other Events.

     On January 12, 2004, Kos Pharmaceuticals, Inc. issued a press release. A copy of the press release is attached as an Exhibit to this report.

Item 7. Exhibits

(c) The following exhibits are filed as part of this report:

Exhibit 99.1	Press Release of Kos Pharmaceuticals, Inc., dated January 12, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOS PHARMACEUTICALS, INC

By: Andrew I. Koven

Name: Andrew I. Koven, Esq. Title: Senior Vice President, General Counsel

Dated: January 13, 2004

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Kos Pharmaceuticals, Inc., dated January 12, 2004.

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